RODOBO INTERNATIONAL, INC.

OTCBB: RDBO

Investor Presentation

May 2010

Safe Harbor Statement



This presentation contains forward-looking statements. Whenever we use words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions, we are making forward-looking statements. Forward- looking statements include statements regarding our goals, beliefs, future growth strategies, objectives, plans or current expectations. These forward-looking statements are based on the current expectations of the management of Rodobo only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure to obtain required regulatory approvals; risks associated with the effect of changing economic conditions and/or regulatory environment in the People's Republic of China; variations in cash flow; reliance on collaborative partners and on new product development; variations in new product development; risks associated with rapid technological change and the potential of introduced or undetected flaws and defects in products; changes in technology and market requirements; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Rodobo to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Rodobo undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Rodobo, reference is made to Part I, Item 1A, "Risk Factors" of Rodobo's Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and to other reports filed from time to time by Rodobo with the Securities and Exchange Commission.

Company Profile: RODOBO International (OTCBB:RDBO)

- Producer of high-quality branded powdered milk products for infants, children, middle aged and elderly in China
- Products are sold thru distributors
- Licensed for R&D, production and marketing of infant formula products
- Facilities with highest industry standards and superior quality control systems
- 57% Revenue '06-'09 CAGR from $8.8mm in '06 to $34mm in '09
- Strong presence in seven provinces, with a focus on tier 2, 3 and 4 cities
- Founded in '02 and headquartered in Harbin
- Went public in the US in September '08



Net Income
$mm, FYE 9/30
$10
$8
$6
$4
$2
$0
401% '06-'09 CAGR
$0.1
$2.6
$5.3
$6.8
$9.8
2006
2007
2008
2009
LTM 3/10



Investment Highlights

- ✓ Large and growing industry with high barriers to entry
- ✓ Viable business model with leading industry margins and consistent growth
- ✓ Secured high quality raw milk supply and modern production facility
- ✓ Diverse portfolio of products with high-margin focus
- ✓ Rigorous quality controls, established reputation and wide distribution network
- ✓ Strong financial performance and EBITDA growth
- ✓ Proven management team with extensive industry experience

Experienced Management Team

Yanbin Wang, *Chairman & CEO*
- ✓ Established Harbin Rodobo Dairy Co., Ltd in 2002
- ✓ General Manager at Harbin Jinyu Maltose Syrup Co., Ltd (1997-2003)
- ✓ EMBA in Economy Management from Tsinghua University

Xiuzhen Qiao, *Chief Financial Officer*
- ✓ Joined Rodobo in 2007
- ✓ Previously CFO of Harbin Runtong Group, a private consumer beverage company
- ✓ EMBA from Harbin Industrial University

Yihong Zhang, *Chief Marketing Officer*
- ✓ Joined Rodobo in 2007
- ✓ Sales Manager in Harbin Senyong Dairy Co., Ltd (1997-2007)
- ✓ Graduated from Harbin Industrial University

Haiming Liu, VP of Finance
- ✓ 13 years at PricewaterhouseCoopers with extensive audit experience, familiar with both US & Chinese GAAP
- ✓ Legal advisor and legal counsel for Jiangxi Foreign Economic Law Office prior to PWC

Large and Growing Infant Formula Market in China

Favorable Market Trends

- ✓ Large, highly fragmented and growing industry with high barriers to entry
- ✓ China is the world's second largest market for infant formula with historical annual sales growth for infant formula around ~ 20% on average
- ✓ Market capacity increased from 100K tons in 1999 to 650K tons in 2009, while the domestic output is 400K tons to 420K annually
  - ✓ Total population of age 0 - 3 is ~ 96mm
  - ✓ Over 16mm newborns per year
- ✓ Demand for infant formula continues to grow, driven by the increasing number of working females and rising disposable income

China Infant Formula Market



$Bn
$12
$10
$8
$6
$4
$2
$0
$5.7
$12.0
20% '09-'14E CAGR
2009
2014

Sources: Research and Markets, Kalorama Information, AC Nielsen, National Statistics Bureau, Company estimates.

Milk Formula Market for Middle-aged & Elderly

- ✓ Market segmentation for Middle-aged & Elderly happened in past 4 to 5 years
  - ✓ Before 2000 no milk formula products specifically targeted at the elderly population in China
- ✓ Current market size is approximately $1.3Bn or 1/3 of the infant formula market and has significant growth potential
  - ✓ As of 2009, China had roughly 167mm people over 60 years old, representing 12.5% of total population
  - ✓ China has nearly 40mm people turning 50 years old each year
  - ✓ Improving awareness of health and wellness drives the demand for quality products

Sources: Research and Markets, Kalorama Information, AC Nielsen, National Statistics Bureau and Company estimates.

Current Market Conditions

- ✓ Melamine incident accelerates market consolidation
- ✓ More dairy producers start to build their own dairy farms to secure reliable raw milk resources
- ✓ High barriers to entry
  - ✓ Strict government regulations to monitor raw milk production
  - ✓ National Reform and Development Committee ("NRDC") recently announced new entry requirements for the Dairy Product Processing Industry to protect the development of existing enterprises

Diversified Product Portfolio

3 Product Lines,16 Different Products

Infants & Children Formula	Middle-aged & Elderly Formula	Whole Milk Powder




PEER
倍尔嘉

Brands: Rodobo, Peer


康年


康年

Brand: Healif


Rodobo
全脂奶粉

Brand: Rodobo

Revenue by Product Line



Fiscal Year 2009
Whole Milk Powder 26%
Infant Formula 56%
Middle-aged and Elderly Formula 18%
Total: $35mm



YTD 3/10
Whole Milk Powder 42%
Infant Formula 46%
Middle-aged and Elderly Formula 12%
Total: $25mm

- ✓ Margin for Infant formula: 50% - 70%
- ✓ Margin for Middle-aged & Elderly: 50% - 70%
- ✓ Margin for Whole Milk Powder: ~10%

Products for Infants & Children


DHA
ARA

- ✓ Specifically developed to provide necessary nutrients, vitamins and minerals essential for babies' and children's growth
- ✓ 3 product segments designed for infants at different stages:
  - ✓ Infant milk formula (newborn - 6 months)
  - ✓ Follow up milk formula (6 - 12 months)
  - ✓ Grown up milk formula (1 - 3 years old)


乳多宝
4A+B
1
3


PEER
倍尔嘉
1
2
3



Products for Middle-Aged & Elderly

- ✓ The only milk formula product in China that is co-developed with the Chinese Nutrition Society ("CNS")
- ✓ The Company has the exclusive right to use the formula for 10 years starting July 1, 2008
- ✓ Enriched with 30 nutritional ingredients necessary for the well being of this population


康年
中老年配方奶粉
中国营养学会研制


康年



"Healthy Elderly" product series

Whole Milk Powder

- ✓ Fresh, sterilized, spray-dried raw whole milk
- ✓ Raw milk powder is usually used to produce dairy products (e.g. milk formula, ice cream, etc.) and dairy food (e.g., bread, cake, milk candies, etc.)


Rodobo
全脂奶粉
Rodobo
全脂奶粉
Rodobo
全脂奶粉

Continuous Stream of New Products

- ✓ In 2009, Rodobo further expanded product offerings in Infant Formula, and Middle-aged & Elderly product categories
- ✓ Short development cycle (1-2 yr)


PEER
倍尔嘉
Grow-up Milk Powder
PEER
倍尔嘉
Infant Milk Powder
康年

New products launched in 2009

Strategic Location



Production Facility

- ✓ Qinggang county, Heilongjiang province

High Quality Raw Milk Resources

- ✓ One of the World's three major black soil plains
- ✓ Recognized as the World's best area for dairy cow farming
- ✓ Production capacity of 200 tons raw milk per day



Strategic Location


北雪乳业

Production Facility

✓ Hulunbeier,
Inner Mongolia

✓ Recently acquired production facility

✓ Production capacity of 1,000 tons raw milk per day

Secured Raw Milk Resources

- ✓ Newly constructed dairy farm in 2009
  - ✓ ~ 25 tons of raw milk per day
  - ✓ Over 1,600 dairy cows
- ✓ Owns and operates 15 raw milk collection stations
  - ✓ Account for approximately 40% of raw milk supply
  - ✓ Exclusive contracts with over 1,300 local farmers
  - ✓ Automated equipment to prevent human contact





Stringent Quality Control

- ✓ Using the highest industry standards and best quality control systems inspected by China's General Administration of Quality Supervision
- ✓ Implementing rigorous GMP and HACCP quality control standards to consistently monitor and ensure high quality throughout the production processes
- ✓ All products are ISO9001-2001 certified



Food Safety Management System Certification



Quality Management System Certification

Industry Awards

- ✓ "Best Quality Control Enterprise of Dairy Products" for 2008
- ✓ "Green Food" certification for some of the products
- ✓ "Heilongjiang Famous Brand" in agricultural industry
- ✓ "Heilongjiang Famous Trademark"
- ✓ "Leading Enterprise in Agricultural Industrialization in Heilongjiang province"


绿色食品
证 书
绿色食品
证 书
绿色食品
证 书
绿色食品
证 书


哈尔滨乳多宝乳业有限责任公司
经省农业产业化领导小组认定，你单位为农业产业化省级龙头企业。
特发此证
黑龙江省农业产业化领导小组
二00五年十二月

"Green Food" Award

Strong Distribution Network

- ✓ Covers 4,463 retail stores in 7 provinces
  - ✓ Sichuan, Zhejiang, Fujian, Hubei, Shandong, Henan and Hebei
- ✓ 120 distributors and over 2,000 sales people

3 key sales regions:

- ✓ Chengdu district (covering Sichuan, Hubei)
- ✓ Zhengzhou district (covering Hebei, Henan, Shandong)
- ✓ Fuzhou district (covering Zhejiang, Fujian)



Headquarter & Production Center
Hailaer
Production Center
Harbin
Beijing
Distribution Center
Hebei
Shandong
Henan
Sichuan
Hubei
Zhejiang
Fujian

Marketing Strategy

- ✓ Extensive off-site promotion campaigns
- ✓ Promotion campaigns on TV, radio and Internet
- ✓ Nutrition/product service hotline
- ✓ On-site seminars discussing nutrition and dairy products for target audience







Supermarket Displays

Growth Strategy

- ✓ Increase market penetration and gain more market share by expanding into new geographic regions
- ✓ Secure and expand direct access to raw milk supply
- ✓ Target acquisition and consolidation opportunities in China's fragmented dairy industry
- ✓ Further diversify product offerings. Develop new higher margin products for infants, middle-aged and elderly
- ✓ Continue to invest in branding and marketing to build nationwide brand recognition
- ✓ Expand production capacity to meet increasing demand

Income Statement Summary

Summary Income Statement	6-Month Ended March 31		Fiscal Year Ended September 30	
($ in Millions)	2010	2009	2009	2008
Revenues	$25.4	$15.1	$35	$22
Gross Profit	$11.3	$6.7	$17.6	$10.4
Gross Margin	44.48%	44.71%	50.74%	47.16%
Operating Income	$4.2	$2.7	$6.4	$5.2
Operating Margin	16.40%	17.78%	18.32%	23.58%
Net Income	$6.1	$3.0	$6.8	$5.3
Net Income Margin	24.06%	20.24%	19.59%	24.07%

Balance Sheet Summary

($ in Millions)	3/31/10	09/30/09
Cash and Equivalents	$6.3	$1.6
Total Current Assets	$20.8	$5.3
Total Assets	$66.6	$24.0
Total Current Liabilities	$10.5	$2.7
Total Shareholders' Equity	$56.1	$21.3
Total Liabilities and Shareholders' Equity	$66.6	$24.0

Investment Highlights

- ✓ Large and growing industry with high barriers to entry
- ✓ Viable business model with leading industry margins and consistent growth
- ✓ Secured high quality raw milk supply and modern production facility
- ✓ Diverse portfolio of products with high-margin focus
- ✓ Rigorous quality controls, established reputation and wide distribution network
- ✓ Strong financial performance and EBITDA growth
- ✓ Proven management team with extensive industry experience